CMG ABSOLUTE RETURN STRATEGIES FUND

Supplement dated January 17, 2012 to the Prospectus dated October 14, 2011

The following supersedes any contrary information contained in the current Prospectus and Summary Prospectus.

As of January 17, 2012 Heritage Capital, LLC (“Heritage”) is no longer managing any portion of the assets of the CMG Absolute Return Strategies Fund (the “Fund”), and the Fund’s investment adviser does not expect to allocate any of the Fund’s assets to Heritage to manage in the future.  References in the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information to Heritage, its portfolio manager, or the Heritage Capital Gold Strategy should be disregarded.

You should read this Supplement in conjunction with the Prospectus dated October 14, 2011 and Statement of Additional Information dated October 14, 2011, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-CMG-9456.

Supplement dated January 17, 2012